UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________
FORM 8-K
 __________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 27, 2018
 _______________________

MASIMO CORPORATION
(Exact name of registrant as specified in its charter)

_______________________

Delaware	001-33642	33-0368882
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

52 Discovery Irvine, California	92618
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (949) 297-7000
Not Applicable
(Former name or former address, if changed since last report)
 _______________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933(§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 8.01.	Other Events.
On April 20, 2018, Masimo Corporation (“Masimo”) filed its Definitive Proxy Statement (the “Proxy Statement”) for its annual meeting of stockholders to be held on May 31, 2018. Subsequent to the filing of the Proxy Statement, Masimo discovered a typographical error in the section entitled “QUESTIONS AND ANSWERS YOU MAY HAVE ABOUT THESE PROXY MATERIALS AND VOTING - 23. When are stockholder proposals due for next year’s annual meeting of stockholders?” The Proxy Statement states that the deadline for stockholders to submit a proposal to be included in the proxy statement for Masimo’s 2019 annual meeting of stockholders (the “2019 Annual Meeting of Stockholders”) is December 21, 2019. The Proxy Statement should have indicated that the deadline is December 21, 2018, and Masimo hereby notifies its stockholders that, to be considered for inclusion in the proxy materials for the 2019 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing no later than December 21, 2018 to Masimo’s Corporate Secretary at 52 Discovery, Irvine, California 92618. However, if the date of the 2019 Annual Meeting of Stockholders is convened more than 30 days before, or delayed by more than 30 days after, May 31, 2019, to be considered for inclusion in the proxy materials for the 2019 Annual Meeting of Stockholders, a stockholder proposal must be submitted in writing to Masimo’s Corporate Secretary at 52 Discovery, Irvine, California 92618 a reasonable time before Masimo begins to print and send its proxy materials for the 2019 Annual Meeting of Stockholders. This filing does not change any other information in the Proxy Statement as originally filed, except that typographical errors also exist on pages 1, 22, 25 and 95 of the Proxy Statement. In each instance, the year “2019” stated should have read “2018.”

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, Masimo Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MASIMO CORPORATION

Date: September 27, 2018	By:	/s/ MICAH YOUNG
Micah Young
Executive Vice President & Chief Financial Officer
(Principal Financial Officer)